UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): March 8, 2010 (March 8, 2010)

CHINA INTERACTIVE EDUCATION, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-134287	59-2539657
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

MenQ Technology Group Limited
Block C, Zhennan Road, South District
Zhongshan City, Guangdong Province
People’s Republic of China
(Address of Principal Executive Offices)

86-0760-2819888
Registrant's Telephone Number, Including Area Code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE.

In anticipation of the planned distribution of promotional materials by China Interactive Education, Inc. (the "Company"), at the Rodman & Renshaw Annual China Investment Conference on March 7-9, 2010, at the Regent Hotel in Beijing, and at the ROTH 22nd Annual OC Growth Stock Conference on March 15-17, 2010 at the Ritz-Carlton Laguna Niguel (the "Conferences"), the Company is furnishing the information contained in this current report on Form 8-K in order to avoid the selective disclosure of any material nonpublic information at the Conference. The Company's press release regarding its attendance at the Conferences and its promotional materials are attached hereto as Exhibits 99.1 and 99.2.

The information contained in this Current Report on Form 8-K and the exhibits attached hereto shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information or such exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth in or exhibits to this Form 8-K shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)         Exhibits

Exhibit No.	Description

99.1	Slide Presentation of China Interactive Education, Inc., March 2010

99.2	Press Release, dated March 8, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 8, 2010	CHINA INTERACTIVE EDUCATION, INC.

	By:	/s/ Barry Cheung
Barry Cheung
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Slide Presentation of China Interactive Education, Inc., March 2010

99.2	Press Release, dated March 8, 2010